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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): November 6, 2000




                           SUN HYDRAULICS CORPORATION
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             (Exact name of registrant as specified in its charter)




         Florida                          0-21835                 59-2754337
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)




    1500 West University Parkway
          Sarasota, Florida                                          34243
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: 941-362-1200
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
      Number                           Exhibit Description
      -------                          -------------------
       99.1          Press Release of the Registrant dated November 6, 2000.

ITEM 9.           REGULATION FD DISCLOSURE.


PRESS RELEASE

         On November 6, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing results for the quarter ended September 30, 2000.























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUN HYDRAULICS CORPORATION


                                         By: /s/ Richard J. Dobbyn
                                             ----------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated: November 7, 2000




















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                                  EXHIBIT INDEX
      Exhibit
      Number                          Exhibit Description
      -------                         -------------------
       99.1          Press Release of the Registrant dated November 6, 2000.






























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